UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2008

ALLIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21395	25-1795265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 11, 2008, Allin Corporation (the “Company”) and S&T Bank, a Pennsylvania banking association, entered into Change in Terms Agreements with respect to the Loan and Security Agreement (Asset Based), as amended, (the “S&T Loan Agreement”) and the Business Loan Agreement (the “S&T Business Agreement”) among the Company, the companies subsidiaries and S&T Bank upon S&T Bank’s receipt of the executed agreements. The respective Change in Terms Agreements extend the maturity dates of the S&T Loan Agreement and the S&T Business Agreement to September 30, 2009.

On June 11, 2008, the Company and S&T Bank also entered into the Eighth Amendment to Loan and Security Agreement (Asset Based) (the “Eighth Amendment”) upon the Company’s and S&T Bank’s execution of the amendment. The Eighth Amendment documents S&T Bank’s prior waiver of certain provisions of the S&T Loan Agreement prohibiting the acquisition of a business, or the conveying of the Company’s assets or undertaking of obligations for additional purchase consideration in relation to the acquisition of a business, in relation to the May 20, 2008 acquisition of certain assets of SmithBridge Technology Group, Inc. associated with its SharePoint Hosting business operations (“SPH”), by Allin Consulting of Pennsylvania, Inc., a wholly-owned subsidiary of the Company. The acquisition of SPH was not significant under Securities and Exchange Commission rules. Additional information regarding the acquisition will be included in the Company’s Report on Form 10-Q for the quarterly period ending June 30, 2008.

The Change in Terms Agreements are filed as Exhibits 10.1 and 10.2, respectively, and the Eighth Amendment is filed as Exhibit 10.3, to this Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibits are filed with this Report on Form 8-K as set forth in the Exhibit Index beginning on page 2 hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: June 13, 2008	By:	/s/ Dean C. Praskach
Dean C. Praskach
Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Allin Corporation

Report on Form 8-K

Exhibit Number	Exhibit
10.1	Change in Terms Agreement between Allin Corporation and S&T Bank (with respect to Loan and Security Agreement (Asset Based))

10.2	Change in Terms Agreement between Allin Corporation and S&T Bank (with respect to Business Loan Agreement)

10.3	Eighth Amendment to Loan and Security Agreement (Asset Based) between Allin Corporation and S&T Bank

4